SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2006

                            BANKFINANCIAL CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       0-51331                  75-3199276
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                   60527
------------------------------------------------                 ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.      Other Events.

     On February 4, 2006, Dr. Kenneth Cmiel, a Director of BankFinancial Corporation (the "Company") and its wholly-owned subsidiary, BankFinancial, F.S.B. (the "Bank"), passed away unexpectedly as a result of a previously undetected brain tumor. Dr. Cmiel served as a Director of the Bank since 1989 and as a member of its Asset Liability Management Committee, a Director of the Company since its formation in 2004, and a Director of the Company's predecessor federal corporations from 1999 to 2005. Dr. Cmiel was a Professor of History and American Studies at the University of Iowa, and the Director of the University of Iowa Center for Human Rights.

Item 9.01.      Financial Statements and Exhibits.

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BANKFINANCIAL CORPORATION



Date: February 9, 2006                 By:  /s/ James J. Brennan
                                            ------------------------------------
                                            James J. Brennan
                                            Executive Vice President and
                                             Corporate Secretary